Exhibit 99.11


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the incorporation by reference of our report dated February 19, 2003 in this Registration Statement (Form N-1A No. 002-97596) of Van Eck Funds.


                                                 /s/ Ernst & Young LLP
                                                 ERNST & YOUNG LLP


New York, New York
April 14, 2003